EXHIBIT 99.2
Vanguard Announces Tender Offers and Consent Solicitations
NASHVILLE, Tenn. — January 14, 2010 — Vanguard Health Systems, Inc. (“Vanguard”) announced today that its wholly-owned subsidiaries Vanguard Health Holding Company II, LLC (“VHS Holdco II”) and Vanguard Health Holding Company I, LLC (“VHS Holdco I”) have commenced cash tender offers (the “Offers”) and consent solicitations (the “Consent Solicitations”) for (i) any and all of the $575.0 million aggregate principal amount of 9% Senior Subordinated Notes due 2014 (CUSIP No. 92203PAB2) (the “9% Notes”) co-issued by VHS Holdco II and Vanguard Holding Company II, Inc. (“VHS Holdco Co. II, Inc.” and, together with VHS Holdco II, the “9% Issuers”) and (ii) any and all of the $216.0 million aggregate principal amount at maturity of 11.25% Senior Discount Notes due 2015 (CUSIP No. 92203RAB8) (the “11.25% Notes” and, together with the 9% Notes, the “Notes”) co-issued by VHS Holdco I and Vanguard Holding Company I, Inc. (“VHS Holdco Co. I, Inc.” and, together with VHS Holdco I, the “11.25% Issuers”). VHS Holdco II and VHS Holdco I are each referred to herein individually as an “Offeror” and collectively as the “Offerors.” The Offers and the Consent Solicitations are described in the Offer to Purchase and Consent Solicitation Statement dated January 14, 2010 (the “Statement”). The Offers will expire at 12:00 midnight, New York City time, on Thursday, February 11, 2010 unless extended (the “Expiration Date”).
Holders who validly tender their Notes and provide their consents to the proposed amendments to the applicable indenture governing each series of the Notes prior to the consent payment deadline of 5:00 p.m., New York City time, on Thursday, January 28, 2010, unless extended (the “Consent Payment Deadline”), shall receive (i) with respect to the 9% Notes, the total consideration equal to $1,047.50 per $1,000 principal amount of the 9% Notes, which includes a consent payment of $30.00 per $1,000 principal amount of the 9% Notes, plus any accrued and unpaid interest on the 9% Notes up to, but not including, the payment date for such 9% Notes and (ii) with respect to the 11.25% Notes, the total consideration equal to $1,060.00 per $1,000 principal amount at maturity of the 11.25% Notes, which includes a consent payment of $30.00 per $1,000 principal amount at maturity of the 11.25% Notes, plus any accrued and unpaid interest on the 11.25% Notes up to, but not including, the payment date for such 11.25% Notes. The Offers contemplate an early settlement option, so that holders whose Notes are validly tendered prior to the Consent Payment Deadline and accepted for purchase could receive payment as early as January 29, 2010.
Holders who validly tender their 9% Notes after the Consent Payment Deadline but on or prior to the Expiration Date shall receive the tender offer consideration equal to $1,017.50 per $1,000 principal amount of the 9% Notes, plus any accrued and unpaid interest on the 9% Notes up to, but not including, the payment date for such 9% Notes. Holders who validly tender their 11.25% Notes after the Consent Payment Deadline but on or prior to the Expiration Date shall receive the tender offer consideration equal to $1,030.00 per $1,000 principal amount at maturity of the 11.25% Notes, plus any accrued and unpaid interest on the 11.25% Notes up to, but not including, the payment date for such 11.25% Notes. Holders of Notes tendered after the Consent Payment Deadline will not receive a consent payment.

Following receipt of the consent of the holders of at least a majority in aggregate principal amount of each series of outstanding Notes, each of the 9% Issuers and the 11.25% Issuers will execute supplemental indentures effecting the proposed amendments. Except in certain circumstances, Notes tendered and consents delivered may not be withdrawn upon the earlier of (i) 5:00 p.m., New York City time, on Thursday, January 28, 2010 and (ii) execution of the applicable supplemental indenture.
The Offers are subject to a number of conditions that are set forth in the Statement, including, without limitation, (i) the receipt of the required consents to amend and supplement the applicable indenture governing the Notes in connection with the Consent Solicitations and the execution of supplemental indentures effecting such amendments by the applicable parties, and (ii) the receipt by the 9% Issuers of net proceeds from a new debt financing on terms acceptable to the 9% Issuers that will aggregate to an amount that is sufficient to pay the total consideration (including the consent payment) in respect of all Notes (regardless of the actual amount tendered) plus estimated fees and expenses relating to the Offers and Consent Solicitations, as more fully described in the Statement.
The Offerors have engaged BofA Merrill Lynch as Dealer Manager and Solicitation Agent for the Offers. Persons with questions regarding the Offers should contact BofA Merrill Lynch at (888) 292-0070 (toll free) or (980) 388-9217 (collect). Requests for copies of the Statement or other tender offer materials may be directed to Global Bondholder Services Corporation, the Information Agent, at (866) 470-4500 (toll free) or (212) 430-3774 (collect).
This press release does not constitute an offer to purchase the Notes or a solicitation of consents to amend the related indentures. The Offers are made solely pursuant to the Statement. The Offers are not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.
Company Information and Forward Looking Statements
About Vanguard
Vanguard owns and operates 15 acute care hospitals and complementary facilities and services in metropolitan Chicago, Illinois; metropolitan Phoenix, Arizona; San Antonio, Texas; and Worcester and metropolitan Boston, Massachusetts. Vanguard’s strategy is to develop locally branded, comprehensive healthcare delivery networks in urban markets. Vanguard will pursue acquisitions where there are opportunities to partner with leading delivery systems in new urban markets. Upon acquiring a facility or network of facilities, Vanguard implements strategic and operational improvement initiatives including expanding services, strengthening relationships with physicians and managed care organizations, recruiting new physicians and upgrading information systems and other capital equipment. These strategies improve quality and network coverage in a cost effective and accessible manner for the communities Vanguard serves.
This press release contains “forward-looking statements” within the meaning of the federal securities laws which are intended to be covered by the safe harbors created thereby. Forward-looking statements are those statements that are based upon management’s current plans and expectations as opposed to historical and current facts and are often identified in this report by use of words including but not limited to “may,” “believe,” “will,” “project,” “expect,” “estimate,” “anticipate,” and “plan.” These statements are based upon estimates and assumptions made by Vanguard’s management that, although believed to be reasonable, are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected. These factors, risks and uncertainties include, among others, Vanguard’s high degree of leverage and interest rate risk; Vanguard’s ability to incur substantially more debt; operating and financial restrictions in Vanguard’s debt agreements; Vanguard’s ability to successfully implement Vanguard’s business strategies; Vanguard’s ability to successfully integrate future acquisitions; conflicts of interest that may arise as a result of Vanguard’s control by a small number of stockholders; the highly competitive nature of the healthcare industry; governmental regulation of the industry, including Medicare and Medicaid reimbursement levels; pressures to contain costs by managed care organizations and other insurers and Vanguard’s ability to negotiate acceptable terms with these third party payers; Vanguard’s ability to attract and retain qualified management and healthcare professionals, including physicians and nurses; potential federal or state reform of healthcare; future governmental investigations; the availability of capital to fund Vanguard’s corporate growth strategy; potential lawsuits or other claims asserted against Vanguard; Vanguard’s ability to maintain or increase patient membership and control costs of Vanguard’s managed healthcare plans; changes in general economic conditions; Vanguard’s exposure to the increased amounts of and collection risks associated with uninsured accounts and the co-pay and deductible portions of insured accounts; dependence on Vanguard’s senior management team and local management personnel; volatility of professional and general liability insurance for Vanguard and the physicians who practice at Vanguard’s hospitals and increases in the quantity and severity of professional liability claims; Vanguard’s ability to maintain and increase patient volumes and control the costs of providing services, including salaries and benefits, supplies and bad debts; Vanguard’s failure to comply, or allegations of Vanguard’s failure to comply, with applicable laws and regulations; the geographic concentration of Vanguard’s operations; technological and pharmaceutical improvements that increase the cost of providing, or reduce the demand for, healthcare services and shift demand for inpatient services to outpatient settings; costs and compliance risks associated with Section 404 of the Sarbanes-Oxley Act; material non-cash charges to earnings from impairment of goodwill associated with declines in the fair market values of Vanguard’s reporting units; and volatility of materials and labor costs for potential construction projects that may be necessary for future growth.
Although Vanguard believes that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by Vanguard that its objectives and plans anticipated by the forward-looking statements will occur or be achieved, or if any of them do, what impact they will have on Vanguard’s results of operations and financial condition. Vanguard undertakes no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.
Contact:
Vanguard Health Systems, Inc.
Gary Willis, Senior Vice President and Chief Accounting Officer
(615) 665-6098

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